UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 14, 2021

Basanite, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-53574	20-4959207
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

2041 NW 15thAvenue, Pompano Beach, Florida 33069

(Address of principal executive offices) (Zip Code)

954-532-4653

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01

Entry into a Material Definitive Agreement.

On April 14, 2021 (the “Effective Date”), Basanite, Inc., a Nevada corporation (the “Company”), entered into Settlement and Release Agreement with RAW, LLC (“RAW”), Donald R. Smith, YellowTurtle Design LLC (“YellowTurtle”) and Elina B. Jenkins among others (the “Settlement Agreement”).

The Settlement Agreement provides for, among other things, the following: (i) a dismissal of the legal action as to the above-referenced parties and their owners, agents, affiliated companies, successors and assigns, having Case Number 18-020596 (21) in the Seventeenth Judicial Circuit Court in and for Broward County, Florida (the “Litigation”) upon the Company’s timely purchase of the shares as set forth in the next paragraph below and (ii) mutual general releases for the above-referenced parties relating to the Litigation upon the Company’s timely purchase of the shares as set forth in the next paragraph below.

Simultaneously with the execution of the Settlement Agreement settling the Litigation in full and release of all claims among the parties, the Company entered into Stock Purchase Agreements (the “Purchase Agreements”) with both Raw and YellowTurtle to repurchase the 10,000,000 shares of the Company’s common stock held by Raw for $1,212,121 and the 6,500,000 shares of the Company’s common stock held by YellowTurtle for $787,879, or an aggregate purchase price of $2,000,000 (the “Purchase Price”).  If the Purchase Price is not paid on or before May 17, 2021, time being of the essence, the Purchase Agreements and Settlement Agreement between the parties hereto shall become null and void, while RAW and YellowTurtle shall retain all of their above-referenced shares of common stock in the Company.

The foregoing description of the Settlement Agreement and Purchase Agreements do not purport to be complete and are qualified in their entirety by reference to the Settlement Agreement and Purchase Agreements, which are filed as Exhibits 10.1, 10.2 and 10.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.03

Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information disclosed in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 9.01.

Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
No.	Description

10.1	Settlement and Release Agreement, dated April 14, 2021, between Basanite, Inc., RAW LLC, YellowTurtle Design LLC and others
10.2	Stock Purchase Agreement, dated April 14, 2021, between Basanite, Inc. and RAW LLC
10.3	Stock Purchase Agreement, dated April 14, 2021, between Basanite, Inc. and YellowTurtle Design LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 19, 2021

BASANITE, INC.

By:	/s/ Simon R. Kay
Simon R. Kay
Acting Interim President and Chief Executive Officer